Name/Structure Change Alberta Corporation - Registration Statement

Service Request Number:	856839
Corporate Access Number:	207140179
Previous Legal Entity Name:	LATIN AMERICAN MINING INVESTMENT CORPORATION
Previous French Equivalent Name:	
Legal Entity Name:	SUTCLIFFE RESOURCES LTD.
French Equivalent Name:	
Legal Entity Status:	Active
Alberta Corporation Type:	Named Alberta Corporation
Nuans Report Number:	62402655
Nuans Report Date:	1998/10/22
French Name Nuans Report Number:	
French Name Nuans Report Date:	
Classes Of Shares and any Maximum Number(within each class):	
Restrictions On Share Transfers:	
Restrictions On Business To:	
Restrictions On Business From:	
Other Provisions:	
Section And Subsection of Act Change Made Under:	
Directors Issue Shares In Series:	
Professional Endorsement Provided:	
Future Dating Required:	
Amendment Date:	1999/01/05

Annual Returns

File Year	Date Filed
1998	1998/07/17
1997	1997/06/05

Attachments

Attachment Type	Microfilm Bar Code	Date Recorded
Section 167(1)(f) Schedule	ELECTRONIC	1999/01/05

BUSINESS CORPORATIONS ACT
(SECTION 27 OR 171)

FORM 4

ARTICLES OF AMENDMENT

---

1. NAME OF CORPORATION:

LATIN AMERICAN MINING INVESTMENT CORPORATION

2. CORPORATE ACCESS NUMBER

207140179

---

3. THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

i. Pursuant to Section 167(1)(f) of the *Business Corporations Act* (Alberta), the Articles of the Corporation are amended by consolidating the issued and outstanding common shares of the Corporation on the basis of one (1) common share for each ten (10) common shares presently issued and outstanding;

ii. Pursuant to Section 167(1)(a) of the *Business Corporations Act* (Alberta), the Articles of the Corporation are further amended by changing the name of the Corporation to "Sutcliffe Resources Ltd.".

DATE	SIGNATURE	TITLE
December 4, 1998		SOLICITOR

F:\052083\0001\FORM4.AB\kdm

1"THE PROVISION OF THE INFORMATION CONTAINED IN THIS REPORT IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED ON THE BACK HERE OF."

Industry Canada, NUANS ALBERTA CNN GXA22772

? SUTCLIFFE RESOURCES INC 62402655 ALBERTA 98OC22

==

SUTCLIFFE RESOURCES INC	AB 62402655 PROP.CNN		98OC22
J.M. SUTCLIFFE WELDING & FABRICATING LTD	AB 61654840 PROP.ARVIC		98JL29
J.M. SUTCLIFFE WELDING & FABRICATING LTD	Ab 0207957887		1998Au12 1-7Drs
SUTCLIFFE SHIPPING CO LTD MONTREAL	CD 604038	DISSOLVED	55SE30 93OC04
NEIL R. SUTCLIFFE MANAGEMENT CO LTD METRO MONTRE	CD 3316980		96DE01
COMPAGNIE DE NAVIGATION SUTCLIFFE LTEE MONTREAL	CD 604038	DISSOLVED	55SE30 93OC04
SUTCLIFFES HOUSE OF OAK LTD	Ab 0205737158	Struck	1993Jl13 1996Ja01
INVESTISSEMENTS SUTCOM INC URBAN MONTRE	CD 1834932		85JA18 88JN23
SUTCOM INVESTMENTS INC URBAN MONTRE	CD 1834932		85JA18 88JN23
ZUTECH ELECTRICAL SERVICES STONY PLAIN T0E 2G0	Ab PT5147988	Partnrship	1991De24
SUTCLIFFE SPEAKMAN (CANADA) LIMITED TORONTO	CD 604046	DISSOLVED	55MA13 76FE09
SCURFIELD RESOURCES (1994) INC	Ab 0206361784	Amalgn	1995Ja01 1998Fe10
SUTEC INVESTMENTS LIMITED NEPEAN	CD 2648300		90SE28 95MR13
CHARLES SUTCLIFFE PROFESSIONAL CORPORATION	Ab 0202517272	Struck	1982Ja22 1986Fe01
THE HEGLER - SUTCLIFFE COMPANY LIMITED	Ab 0200019818	Struck	1912Fe22 1917Mr15
SCURFIELD RESOURCES LTD	Ab 0203390901	Struck Ex1986Ja10 OldCpName	1985No13 1993Ma01
SCURFIELD RESOURCES INC	Ab 0203164702	Amalgd	1984Jl10 1995Ja01

1"LES RENSEIGNEMENTS CONTENUS DANS CE RAPPORT SONT SUJETS AUX CLAUSES ET CONDITIONS ENONCEES A L'ENDOS DE CE DOCUMENT."

Industry Canada, NUANS ALBERTA CNN GXA22772

J. P. SUTCLIFFE & ASSOCIATES LTD	Ab 0202227534	1979No27
	ConOut ContOut	1985Al16
NEIL R. SUTCLIFFE MANAGEMENT CO LTD	CD 981575	76AL23
MONTREAL	AMALG	96DE01
SUTCOR HOLDINGS INC	CD 883611	79JL04
ROSEMONT, MO	DISSOLVED	87AU31
SHUTKO HOLDINGS LTD	Ab 0202366795	1980Jn09
	Struck	1985Jl01
WHITECLIFF RESOURCES LTD	Ab 0201159597	1978Mr28
	Struck	1985Se01
ECLIPSE RESOURCES LTD	Ab 0207517368	1997Au20
SCHUTTE RESOURCES LTD	Ab 0202963781	1984Ma31
	Struck	1986No01
MOUNTCLIFF RESOURCES LTD	Ab 0202187159	1979No14
	ContBCA	1984Ja24
SHOULDICE RESOURCES INC	Ab 0205170145	1992Ja28
		1998Fe19
SIESQUEST RESOURCES	Ab CRY097540	1984No05
	Trade_Name	
OFFSET RESOURCES LIMITED	Ab 0202165049	1979Al09
	Struck New_Name ContBCA Nu1979Ma15	1995Oc01
SCHUR-TEK RESOURCES LTD	Ab 0205782717	1993Au31
WESTGUL RESOURCES LIMITED	CD 1939475	85MA31
METRO TORONT		
SHUTTLE RESOURCES LTD	Ab 0202299343	1981Jn11
	Struck ContBCA 1983Fe07	1989De01
SURGITE RESOURCES LTD	Ab 0203744859	1987No27
	New_Name Nu1996Se24	1998Ja28
SIFFLEUR RESOURCES LTD	Ab 0203801600	1988Fe25
CLIBER RESOURCES LTD	Ab 0201242575	1978Se11
	Struck New_Name ContBCA Nu1978Oc13	1989Mr01
LIFTLOCK RESOURCES LTD	Ab 0203973961	1989Fe09
	New_Name Nu1991Ma24	1998Fe18

Industry Canada, NUANS ALBERTA CNN GXA22772

? SUTCLIFFE RESOURCES INC 62402655 PAGE 3/6
ALBERTA 98OC22

==

SEISQUEST RESOURCES	Ab CRY097536	1984No05 Trade_Name
SEISQUEST RESOURCES	Ab CRY097537	1984No05 Trade_Name
SEISQUEST RESOURCES	Ab CRY097538	1984No05 Trade_Name
SEISQUEST RESOURCES	Ab CRY097539	1984No05 Trade_Name
LIFTLOCK RESOURCES CALGARY T2P 3Z1	Ab TN5706882	1993Jn23 Trade_Name
SURREY RESOURCES LTD	Ab 0202640272 ContBCA 1983Ja19	1981No25 1998Mr23
FUTURE RESOURCES INC	AB 60891100 PROP.ACCUCA	98MA04
LIFE RESOURCES ALLIANCE T0B 0A0	Ab TN4282323	1990De31 Trade_Name
LEIF RESOURCES LTD	Ab 0201177755 ContBCA 1983De29	1978Ma03 1998Jn22
SOURIRE RESOURCES LTD	Ab 0205634413	1993Al20 1998Jl13
RESOURCE SERVICE LTEE	Ab CRY010083	1975Mr13 Trade_Name
SOLID RESOURCES LTD	Ab 0207456237 Amalgn	1997Jl08 1998Ma20
RESOURCES WITH RESULTS EDMONTON T6H 5S9	Ab TN5580782	1993Mr03 Trade_Name
WESTCLIFF (PLACE DE LA CITE INTERNATIONALE PHASE I) INC MONTREAL	CD 2614243	90JN07
SOUTHVIEW RESOURCES INC	Ab 0206057051 New_Name Shares 1-10Drs	1994Mr31 1998Ma05
CELTIC RESOURCES	Ab CRY110708	1985Se19 Trade_Name
QUEST IV RESOURCES CALGARY T2K 5E1	Ab TN6049662	1994Mr31 Trade_Name

1"LES RENSEIGNEMENTS CONTENUS DANS CE RAPPORT SONT SUJETS AUX CLAUSES ET CONDITIONS ENONCEES A L'ENDOS DE CE DOCUMENT."

Industry Canada, NUANS ALBERTA CNN GXA22772

? SUTCLIFFE RESOURCES INC 62402655
ALBERTA 98OC22

==

SEISQUEST RESOURCES LTD	Ab 0202718581	1982Mr03
	Struck New_Name Nu1984Mr30	1990Se01
WHITE CLOUD RESOURCES CORPORATION	Ab 0207233974	1997Ja10
LOCHWEST RESOURCES LTD	Ab 0204208557	1990Al26
	New_Name Nu1990Jn08	1998Jl20
REDCLIFF ESSO.	Ab CRY121804	1986Jn04
	Trade_Name	
REDCLIFF ESSO	Ab CRY148136	1987De11
	Trade_Name	
SULFCO RESOURCES LTD	Ab 0201247939	1978Se19
	Struck	1985Oc01
WESTCLIFF HOLDINGS LTD	Ab 0202572228	1981Mr18
	Struck	1985Se01
LIPSETT RESOURCES LTD	Ab 0203155445	1984Ma09
	Struck New_Name Nu1985Jl16	1993No01
CURVET RESOURCE CORP	Ab 0203647870	1987Al15
	Struck	1990Oc01
CUESTA RESOURCES LIMITED	Ab 0202648101	1981Mr04
	Amalgd	1987Au01
SOFTECH RESOURCES LTD	Ab 0202512406	1981De15
	ContBCA	1984Ja09
WHITECAP RESOURCES LTD	Ab 0202532495	1980De19
	ContBCA 1984Ja27	1998Ma01
CLASTIC RESOURCES LTD	Ab 0203049184	1984Mr16
OILQUEST RESOURCES INC	Ab 0203904255	1988Oc03
SUNQUEST RESOURCES LTD	Ab 0207168923	1996No19
STARQUEST RESOURCES LTD	Ab 0202876595	1983Fe04
	Struck	1987Au01
SOUTH COAST RESOURCES INC	Ab 0203216940	1984No29
	Struck	1997Ma01
WESTCRUDE RESOURCES LTD	Ab 0203157334	1984Ma15
	Dsolvd New_Name Nu1984No02	1991Au12

LATEST NUANS UPDATE DATES - FED. 981021 ALTA CORP. 980908 ALTA BUS. 980908

CONTENTS OF THIS REPORT ARE DEPENDENT ON THE INPUT PARAMETERS
SELECTED BY THE USER. PENDING APPLICATIONS ARE UPDATED WHERE NECESSARY
AT ADVERTISEMENT AND REGISTRATION. TYPICALLY THERE IS A 6 WEEK LAPSE
BETWEEN FILING & AVAILABILITY FOR SEARCH. ERRORS/OMISSIONS SHOULD BE
REPORTED TO THE TRADE MARKS OFFICE BY TELEPHONING (819) 953-8098.

Industry Canada NUANS - TRADEMARK REPORT CNN GXT22772
62402655 CLASS= 0 PAGE 5/6
98/10/22.

? SUTCLIFFE

*

THE COAST SHUSWAP LODGE 42,35,41,Operation of hotels and motels; restaurant
845384 TMA 496214 and bar services; provi>
Use-1994 97Ma16 '98Jn17 COAST HOTELS LIMITED

*

SOUTHCORP; 752757 TMA 473240 11,7,6,16.Valves made of metal other
94Al22 '97Mr21 than parts of machines, packagings made>
SOUTHCORP HOLDINGS LIM

*

SOFT CLIP 885541 20.Garment hangers.
Formalized 98Jl27 BATTS, INC.

*

CLIFFSIDE 478104 TMA 280154 35,29,30,39,Distribution of food
Use-61Jl29 81No12 '83Jn10 products of all kinds including all types
of > MORRISON LAMOTHE INC.,

*

SLIDECRAFT 429604-TMA 242223 19.Metal doors.
Exp 78Se11 '80Al03 MASCO INDUSTRIES, INC.

*

SLEEP CLOUD 852178 20,24,22,5.Foam and fibre pillows, mattress pads,
Advertised 97Jl30 hot and cold therapy namely> STOR-TEX IMPORTERS LI

*

SOITEC ; 850154 9,19,7,6.Material substrates for
Advertised 97Jl08 microelectronics, flat panel displays, int>
S.O.I. TEC SILICON ON

*

SOLTEC 832016 40,31,5,3,Traitement des sols, de l'eau, des
Allowed 96De20 dechets. TECOSOL INC.

*

STOCKWAVE 806240 36,16,9,18.Printed publications relating to
Allowed 96Mr06 investments, equity and debt secu>
CANACCORD CAPITAL CORP

*

SURELIFT 847992 42,6,38,37.Wire ropes and steel cables, including
Allowed 97Jn16 those covered with or compr> WIRE ROPE INDUSTRIES

*

STIC-KLIP 241957 TMA 111106 6,11,21,7.Metallic washers, holding
Use-1943Jl 57Au13 '58Au08 plates, insert bases and locking plates >
ECKEL INDUSTRIES OF CA

*

SCOTCHLITE ; 243876 TMA 111585 2,1,17,16.Liquid, plastic base, filler
58Ja13 '58Se19 for application to porous surfaces to>
MINNESOTA MINING AND M

*

SCOTCHLITE ; 243877 TMA 111586 17,16,6,19.Plastic sheet material. (2)
58Ja13 '58Se19 Liquid for activating adhesive coating>
MINNESOTA MINING AND M

*

SCOTCHLITE; 259206 TMA 122154 17,16,24,6.Fabric and plastic sheet
Use-56Ja01 60Oc07 '61Ma12 material for reflecting light visually. (>
MINNESOTA MINING AND M

LE CONTENU DE CE RAPPORT DE MARQUE DE COMMERCE EST DEPENDANT DES PARAMETRES DES DONNEES CHOISIS PAR L'UTILISATEUR. LES DEMANDES EN SUSPENS SONT MISES-A-JOUR LORSQUE NECESSAIRE, LORS DE L'ANNONCE ET DE L'ENREGISTREMENT. TYPIQUEMENT, IL Y A UN DELAI DE 6 SEMAINES ENTRE LE DEPOT ET LA DISPONIBILITE POUR FIN DE RECHERCHE. TOUTES ERREURS /OMISSIONS DOIVENT-ETRE RAPPORTEES AU BUREAU DES MARQUES DE COMMERCE EN TELEPHONANT A (819) 953-8098.

Industrie Canada NUANS - TRADEMARK REPORT CNN GXT22772
62402655 CLASS= 0 PAGE 6/6
98/10/22.

? SUTCLIFFE

Mark	Use	Appl. No. / Filed	Reg. No. / Registered	Classes, wares/services, owner
SHUTTLECRAFT		307266 67Au25	TMA 157073 '68Ma31	23,28.Hobbycraft yarns. SPINRITE INC.,
WHITE CLIFFS		312046 68Mr27	TMA 161469 '69Fe28	30.Cake flour and pastry flour. DOVER INDUSTRIES LIMIT
CLIP SHOTS		755675 94Ma26	TMA 475682 '97Ma05	16,35.Stock images, namely photographs, illustrations, and graphics. NANCY SHANOFF,
SHUTTLECRAFT	Use-1987Se	710867 92Au12	TMA 437242 '94De23	12,21,39.Motorized golf carts. (2) Motorized golf carts and light utility v> SIOUX STEEL COMPANY,
SLIDE GLIDE		743646 93De17	TMA 498329 '98Au06	27,21,28,20.Floor protectors in the form of a saucer shaped object for applica> SHEPHERD HARDWARE PROD
SLOTTED CLIP;	Use-1977Ja	624991 89Fe08	TMA 368621 '90Ma11	16.Pens and pencils. BIC INC.
SCOTCHLITE		396169 76Mr26	TMA 222144 '77Jl29	1,28,2,3.Liquid which when applied to a surface will reflect light towards > MINNESOTA MINING AND M
SOLIDCRAFT	Use-85Mr01	555406 86Ja06	TMA 329945 '87Jl10	8,7,6,9.Hand tools, namely: wood chisels, screw drivers, bench and block p> R.U.M. INTERNATIONAL T
SOUTHCO	Use-54Jn01	711153 92Au14	TMA 423765 '94Fe25	6,20,19,9.Metal screws and speed nuts for fastening doors, covers, panels, a> SOUTHCO, INC.,
SOUTHCO ;		776752 95Mr01	TMA 466722 '96No29	6,20,19,8.Metal fasteners consisting of metal screws and speed nuts for fast> SOUTHCO, INC.,
SWITEC;		672361 90De06	TMA 401976 '92Au28	7,9,12,16.Moteurs electriques; systemes electroniques d'entrainement et comm> SMH MANAGEMENT SERVICE
SLEEPCLUB		711574 92Au25	TMA 490149 '98Fe18	35,20,42,24,Operation of a business dealing in the retail sale of mattresses, > MATTRESS MART (OTTAWA)

TM Update 1998Oc14 ApplNo 0892700 Filed 1998Oc07

BUSINESS CORPORATIONS ACT
(SECTIONS 181, 261 AND 262)

FORM 11

ARTICLES OF CONTINUANCE

ALBERTA Consumer and Corporate Affairs

1. NAME OF CORPORATION	2. CORPORATE ACCESS NO.
LATIN AMERICAN MINING INVESTMENT CORPORATION	20714017

3. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE.

Unlimited number of common shares without nominal or par value to which shares shall be attached the following rights (i) to vote at any meeting of the shareholders of the Corporation; (ii) to receive any dividend declared by the Corporation; and (iii) to receive the remaining property of the Corporation upon dissolution.

4. RESTRICTIONS IF ANY ON SHARE TRANSFERS.

There are no restrictions on share transfers.

5. NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS.

NONE

6. RESTRICTIONS IF ANY ON BUSINESS THE CORPORATION MAY CARRY ON.

NONE

7. IF CHANGE OF NAME EFFECTED, PREVIOUS NAME

N/A

8. DETAILS OF INCORPORATION

Incorporated under the Ontario Business Corporations Act on February 6, 1996 under Corporate Access No. 1183044 as LATIN AMERICAN MINING INVESTMENT CORP.

9. OTHER PROVISIONS IF ANY.

See Schedule "A" attached hereto.

7. DATE: November 4, 1996	SIGNATURE	TITLE J. G. LAWSON, Solicitor / Agent
For Departmental Use Only		Filed

FILED C
NOV 4 1996
Registrar of Corporations
Province of Alberta

SCHEDULE "A" - ARTICLES OF INCORPORATION

1. The directors of the corporation may, without authorization of the shareholders:

   (i) borrow money on the credit of the Corporation;

   (ii) issue, reissue, sell or pledge debt obligations of the Corporation;

   (iii) subject to the Business Corporations Act of Alberta, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person, and;

   (iv) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

2. The directors may, by resolution, delegate the powers referred to in subsection (c) hereof to a director, a committee of directors or an officer.

3. The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual general meeting of the Corporation.

4. Meetings of the shareholders may be held at any place within Alberta or at any of the following cities: Vancouver, British Columbia; Victoria, British Columbia; Winnipeg, Manitoba; Toronto, Ontario; Ottawa, Ontario; Montreal Quebec; or Halifax, Nova Scotia.

FILED

NOV 4

Registrar of Corporations
Province of Alberta

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la compagnie en Ontario

1183044

Ontario — Ministry of Consumer and Commercial Relations — Ministère de la Consommation et du Commerce

AUTHORIZATION / **AUTORISATION**

Authorization pursuant to item 6 of this application is given on / L'Autorisation aux termes de la rubrique 6 de la présente demande accordée le

SEPTEMBER 2 6 SEPTEMBRE, 1996

and is valid for 90 days. / et est valable pour 90 jours.

[signature]

Director / Directeur
Business Corporations Act / Loi de sur les compagnies

APPLICATION FOR AUTHORIZATION TO CONTINUE IN ANOTHER JURISDICTION
DEMANDE D'AUTORISATION DE PROROGATION SOUS LE RÉGIME D'UNE AUTRE AUTORITÉ LÉGISLATIVE

Form 7
Business Corporations Act, 1982

Formule numéro 7 Loi de 1982 sur les compagnies

1. The name of the corporation is: / *Dénomination sociale de la compagnie:*

LATIN AMERICAN MINING INVESTMENT CORP.

2. Date of incorporation/amalgamation: / *Date de la constitution ou de la fusion:*

06, FEBRUARY, 1996
(Day, Month, Year)
(jour, mois, année)

3. The corporation is/is not offering securities to the public within the meaning of subsection 1(6) of the Business Corporations Act. / *La compagnie offre/n'offre pas des valeurs au public au sens du paragraphe 1 (6) de la Loi sur les compagnies.*

IS NOT

4. The corporation is not in default in filing notices under the Corporations Information Act. / *La compagnie a déposé tous les avis requis par la Loi sur les renseignements exigés des compagnies et associations.*

NO

5. There are no actions, suits or proceedings pending against the corporation and no unsatisfied judgements or orders outstanding against the corporation, except as follows: / *Aucune action ni aucune instance n'est en cours contre la compagnie et les jugements ou les ordonnances à l'encontre de la compagnie ont été exécutés à l'exception de ce qui suit:*

NONE

6. It is requested that the corporation be authorized under section 180 of the Business Corporations Act to apply to the proper officer for an instrument of continuance continuing the corporation as if it had been incorporated under the laws of

La compagnie demande l'autorisation aux termes de l'article 180 de la Loi sur les compagnies de s'adresser au fonctionnaire compétent pour obtenir un certificat de prorogation la prorogeant de la même façon que si elle avait été constituée en vertu des lois de/du

ALBERTA

7. The necessity therefor is as follows:

La présente demande se fonde sur les motifs suivants:

ISSUANCE OF INSTRUMENT OF CONTINUANCE TO ALBERTA.

8. The laws of the jurisdiction to which the corporation will apply for an instrument of continuance provide in effect that

(a) The property of the corporation continues to be the property of the body corporate;

(b) The body corporate continues to be liable for the obligations of the corporation;

(c) An existing cause of action, claim or liability to prosecution is unaffected;

(d) A civil, criminal, or administrative action or proceeding pending by or against the corporation may be continued to be prosecuted by or against the body corporate; and

(e) A conviction against the corporation may be enforced against the body corporate or a ruling, order of judgement in favour of or against the corporation may be enforced by or against the body corporate.

Les lois de l'autorité législative à laquelle la compagnie demandera un certificat de prorogation prévoient que:

(a) Les biens de la compagnie continuent d'être les biens de la personne morale;

(b) La personne morale continue d'être tenue des obligations de la compagnie;

(c) La prorogation n'a pas de conséquence sur les causes d'action, les prétentions et les poursuites dont la compagnie est passible;

(d) Les instances civiles, criminelles ou administratives auxquelles la compagnie est partie continuent au nom de la personne morale ou contre elle; et

(e) Les condamnations prononcées à l'encontre de la compagnie sont susceptibles d'exécution à l'encontre de la personne morale et les ordonnances ou les jugements prononcés en faveur de la compagnie ou à son encontre sont susceptibles d'exécution en faveur de la personne morale ou à son encontre.

9. This application has been authorized by a special resolution.

La présente demande a été autorisée par résolution spéciale.

YES.

10. This application is accompanied by the consent of:

(a) The Corporations Tax Branch of the Ministry of Revenue and

~~(b) The Ontario Securities Commission~~

La présente demande est accompagnée du consentement de:

(a) la direction de l'impôt des compagnies du Ministère du Revenu;

(b) la Commission des valeurs mobilières de l'Ontario

This application is signed in duplicate.

La présente demande est signée en double exemplaire.

LATIN AMERICAN MINING INVESTMENT CORP.

(Name of Corporation)
(Dénomination sociale de la compagnie)

By/Par: [signature] (Signature) DIRECTOR (Description of Officer)

Ministry of Finance
33 King Street West
Oshawa ON L1H 8H5
O Box/CP 622
L1H 8H6

Ministère des Finances
33 rue King ouest
Oshawa ON L1H 8H5

Ontario

Oshawa (905)433-5934
Toronto (416)965-1160 Ext. 5934

September 9, 1996

Attention: J.G. Jeff Lawson

Burnft, Nuckworth & Palmer
Barristers & Solicitors
First Canadian Centre
1400 350-7th Avenue S.W.
Calgary, AB T2P 3N9

Dear Sirs:

Re: Latin American Mining Investment Corp.
Account Number 4444980
Consent - Transfer of Ontario Corporation

In accordance with the Business Corporations Act, we are pleased to advise you that the Corporations Tax Branch of the Ministry of Finance consents to the issuance of an instrument of continuation to Latin American Mining Investment Corp., continuing the company as if it were incorporated under the laws of the Government of Alberta.

This consent is only valid for sixty days from the date of this letter. Please apply within this period to the Ministry of Consumer and Commercial Relations, Companies Branch, 375 University Avenue, 2nd Floor, Toronto, Ontario M7A 2H6 for an instrument of continuation.

Yours truly,

(Mrs.) S. Quinn
Tax Roll Administrator
Records Management and
Tax Roll Administration
Corporations Tax Branch

/am

RECEIVED
SEP 26 1996
EXAMINATIONS SECTION
COMPANIES BRANCH

RECEIVED
SEP 26 1996

1757A (95-03)

Ministry of Finance
33 King Street West
Oshawa ON L1H 8H5
PO Box/CP 622
L1H 8H6

Ministère des Finances
33 rue King ouest
Oshawa ON L1H 8H5

Ontario

Oshawa (905)433-5934
Toronto (416)965-1160 Ext. 5934

September 9, 1996

Attention: J.G. Jeff Lawson

Burnft, Nuckworth & Palmer
Barristers & Solicitors
First Canadian Centre
1400 350-7th Avenue S.W.
Calgary, AB T2P 3N9

Dear Sirs:

Re: Latin American Mining Investment Corp.
Account Number 4444980
Consent - Transfer of Ontario Corporation

In accordance with the Business Corporations Act, we are pleased to advise you that the Corporations Tax Branch of the Ministry of Finance consents to the issuance of an instrument of continuation to Latin American Mining Investment Corp., continuing the company as if it were incorporated under the laws of the Government of Alberta.

This consent is only valid for sixty days from the date of this letter. Please apply within this period to the Ministry of Consumer and Commercial Relations, Companies Branch, 375 University Avenue, 2nd Floor, Toronto, Ontario M7A 2H6 for an instrument of continuation.

Yours truly,

S. Quinn

(Mrs.) S. Quinn
Tax Roll Administrator
Records Management and
Tax Roll Administration
Corporations Tax Branch

/am

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Ministry of Consumer and Commercial Relations

Ministère de la Consommation et du Commerce

Ontario Corporation Number
Numéro de la compagnie en Ontario

1183044

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

JUNE 3 JUIN, 1996

Trans Code	Stat.	Comp Type	Method Incorp.	Share
A	7	A	3	S
18	28	29	30	31

Director / Directeur
Business Corporations Act / Loi de sur les compagnies

Notice Req'd	Jurisdiction
N	ONTARIO
32	33 … 47

Form 6
Business Corporations Act

Formule numéro 6
Loi sur les compagnies

ARTICLES OF CONTINUANCE
STATUTS DE PROROGATION

1. The name of the corporation is: / Dénomination sociale de la compagnie:

LATIN AMERICAN MINING INVESTMENT CORP.

2. The corporation is to be continued under the name (if different from 1): / Nouvelle dénomination sociale de la compagnie (si elle est différente de celle inscrite ci-dessus):

3. Name of jurisdiction the corporation is leaving: / Nom de l'état que quitee la compagnie:

PROVINCE OF BRITISH COLUMBIA
(Name of jurisdiction)
(Nom de l'état)

4. Date of incorporation/amalgation / Date de la constitution ou de la fusion:

6TH FEBRUARY 1996
(Day, Month, Year)
(jour, mois, année)

5. The address of the registered office is: / Adresse du siège social:

SUITE 904 - 95 WELLINGTON STREET WEST
(Street & Number or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureau, numéro du bureau)

TORONTO, ONTARIO — M 5 J 2 N 7
(Name of Municipality or Post Office) (Nom de la municipalité ou du bureau de poste) — (Postal Code) (Code postal)

CITY OF TORONTO
(Name of Municipality, Geographic Township)
(Nom de la municipalité, du canton)

in / dans le/la

MUNICIPALITY OF METROPOLITAN TORONTO
(County, District or Regional Municipality)
(Comté, district, municipalité régionale)

EWSOME AND GILBERT
CS1246 (FORM 6)

6. Number (or minimum and maximum number) of directors is: Nombre (ou nombres minimal et maximal) d'administrateurs:
MINIMUM OF ONE (1) AND A MAXIMUM OF FIFTEEN (15)

7. The director(s) is/are: Administrateur(s):

First name, initials and last name Prénom, initiales et nom de famille	Residence address, giving Street & No. or R.R. No., Municipality and Postal Code Adresse personnelle, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal	Resident Canadian State Yes or No Résident Canadien Oui/Non
PETER JOHN MERRY	4960 5TH AVENUE DELTA, BC V4M 1J6	YES

8. Restrictions, if any, on business the corporation may carry on or on powers thé corporation may exercise. Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la compagnie.

NONE

13. The corporation has complied with subsection 180(3) of the Business Corporations Act.

La compagnie s'est conformée aux dispositions du paragraphe 180(3) de la Loi sur les compagnies.

14. The continuation of the corporation under the laws of the Province of Ontario has been properly authorized under the laws of the jurisdiction in which the corporation was incorporated/amalgamated or previously continued on

La prorogation de la compagnie en vertu des lois de la province de l'Ontario a été dûment autorisée en vertu des lois de l'autorité législative sous le régime de laquelle la compagnie à été constituée ou fusionnée ou prorogée le

14TH DAY OF MAY, 1996

(Day, Month, Year)
(jour, mois, année)

15. The corporation is to be continued under the Business Corporations Act to the same extent as if it had been incorporated thereunder.

La prorogation de la compagnie en vertu de la Loi sur les compagnies a le même effet que si la compagnie avait été constituée en vertu de cette Loi.

These articles are signed in duplicate.

Les présents status sont signés en double exemplaire.

LATIN AMERICAN MINING INVESTMENT CORP.

(Name of Corporation)
(Dénomination sociale de la compagnie)

By/Par: PETER JOHN MERRY PRESIDENT

(Signature)
(Signature)

(Description of Office)
(Fonction)